UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 18, 2009


                           EASTGROUP PROPERTIES, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                        1-07094                13-2711135
          --------                        -------                ----------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

              190 East Capitol Street, Suite 400, Jackson, MS 39201
              -----------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                 (601) 354-3555
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 8.01 Other Events

     The Company expects to file an automatic shelf registration statement on Form S-3 to register securities during May 2009. In connection with the expected filing, the Company is filing on this Form 8-K revisions to certain items included in its Annual Report on Form 10-K for the year ended December 31, 2008 (the "2008 Annual Report on Form 10-K"). The consolidated financial statements and notes to consolidated financial statements have been revised to reflect the Company's January 1, 2009, adoption of Financial Accounting Standards Board
(FASB) Statement of Financial Accounting Standards (SFAS) No. 160, Noncontrolling Interests in Consolidated Financial Statements, which is an amendment of Accounting Research Bulletin No. 51. SFAS No. 160 provides guidance for entities that prepare consolidated financial statements that have an outstanding noncontrolling interest in one or more subsidiaries or that deconsolidate a subsidiary and contains disclosure provisions which are required to be applied retrospectively. SFAS No. 160 was effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. The adoption of Statement 160 in 2009 had an immaterial impact on the Company's overall financial position and results of operations.

     The purpose of this Current Report on Form 8-K is to set forth audited consolidated financial statements and notes to consolidated financial statements of EastGroup Properties, Inc. for the years ended December 31, 2008, 2007 and 2006, which reflect the impact of the adoption of SFAS No. 160.

     Management does not believe that the reclassifications in accordance with SFAS No. 160 have a material effect on the Company's selected consolidated financial data or management's discussion and analysis of financial condition and results of operations for the years ended December 31, 2008, 2007 and 2006 as previously reported in the Company's 2008 Annual Report on Form 10-K. The Company is not revising management's discussion and analysis included in our 2008 Annual Report on Form 10-K given the insignificance of the reclassified amounts.



Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

     23   Consent of KPMG LLP
     99.1 Report of Independent Registered Public Accounting Firm
     99.2 Consolidated Financial Statements and Notes to Consolidated Financial Statements - Years Ended December 31, 2008, 2007 and 2006






                               Page 2 of 3 Pages

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2009

                                    EASTGROUP PROPERTIES, INC.


                                    By:/s/ N. KEITH MCKEY
                                       -------------------------------
                                       N. Keith McKey
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary





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